UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2013

FIRST DEFIANCE FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Ohio	0-26850	34-1803915
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

601 Clinton Street, Defiance, Ohio 43512

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (419) 782-5015

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)	On April 23, 2013, First Defiance Financial Corp. (“First Defiance”) held its 2013 Annual Meeting of Shareholders (the “Annual Meeting”). At the close of business on March 1, 2013, the voting record date, there were 9,729,766 First Defiance common shares outstanding and entitled to vote. At the Annual Meeting, 7,892,899, or 81.1%, of the outstanding common shares entitled to vote were represented by proxy or in person.

(b)	(i)	Directors elected at the Annual Meeting for a three year term to expire at the 2016 Annual Meeting of Shareholders:

	Number of Votes:
	For	Withheld	Broker Non-Votes
John L. Bookmyer	6,282,316	411,443	1,199,140
Stephen L. Boomer	6,563,394	130,365	1,199,140
Peter A. Diehl	6,559,724	134,035	1,199,140
William J. Small	6,566,054	127,705	1,199,140

Other directors whose terms of office continued after the Annual Meeting:

Douglas A. Burgei

Donald P. Hileman

Jean A. Hubbard

Barbara A. Mitzel

James L. Rohrs

Samuel S. Strausbaugh

Thomas A. Voigt

(ii)	With respect to the vote to approve, in a non-binding advisory vote, First Defiance’s executive compensation as disclosed in the proxy statement for the Annual Meeting:

Number of Votes:

For	Against	Broker Non-Votes	Abstain
6,568,042	78,596	1,199,140	47,121

(iii)	With respect to the vote on the frequency, in a non-binding advisory vote, of holding the non-binding advisory vote on First Defiance’s executive compensation:

Number of Votes:

1 Year	2 Years	3 Years	Broker Non-Votes	Abstain
5,711,541	175,822	762,781	1,199,141	43,614

(iv)	With respect to the vote to ratify the appointment of Crowe Horwath LLP as First Defiance’s independent registered public accounting firm for the 2013 fiscal year:

Number of Votes:

For	Against	Broker Non-Votes	Abstain
7,724,548	151,208	—	17,143

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST DEFIANCE FINANCIAL CORP.

By:	/s/ Donald P. Hileman
Donald P. Hileman
Chief Financial Officer

Date: April 26, 2013

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